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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                December 23, 1996
                Date of Report (Date of earliest event reported)


                                  ONEOK Inc.
             (Exact name of registrant as specified in its charter)




        Delaware                      1-2572                     73-0383100
(State or other jurisdiction of    (Commission                 (IRS Employer
     incorporation)                File Number)              Identification No.)



                        100 West Fifth Street, Tulsa OK
                    (Address of principal executive offices)

                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1-4.  Not Applicable.
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Item 5.   Other Events.
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          On December 12, 1996, ONEOK Inc. (the "Company") announced that it had entered into a strategic alliance (the "Alliance") combining the natural gas assets of the Company and Western Resources, Inc. ("WRI").

         On December 12, 1996, the Company issued a press release relating to the Alliance, a copy of which is attached hereto as Exhibit 99.a and is incorporated herein by reference. Copies of the principal Agreements with respect to the Alliance, an Agreement relating to the merger of the Company and a subsidiary of the Company, dated as of December 12, 1996, and a form of Shareholder Agreement between the Company and WRI are attached hereto as Exhibits 99.b and 99.c, respectively.

         As part of this transaction, all of the issued and outstanding shares of Preferred Stock Series A(4-3/4%) of the Company will be redeemed prior to the closing of such transaction, which is expected mid-1997. The redemption price is $53.00 per share.

Item 6.    Not Applicable.
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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Exhibit
No.        Description
---        -----------

99.a Joint Press Release issued by the Company and Western Resources, Inc. on December 12, 1996.

99.b Agreement between Western Resources, Inc. and ONEOK, Inc., dated as of December 12, 1996.

99.c       Form of Shareholder Agreement between New Oneok and Western
           Resources, Inc.


Item 8.    Not Applicable.
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this __ of December, 1996.


                                            ONEOK, Inc.


                                        By: /s/ J. D. Neal
                                           ----------------------------------
                                            J. D. Neal
                                            Vice President, Chief Financial
                                            Officer, and Treasurer



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                                  EXHIBIT INDEX
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Exhibit No.    Description
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   99.a        Joint Press Release issued by the Company and Western Resources,
               Inc. on December 12, 1996.

   99.b Agreement between Western Resources, Inc. and ONEOK, Inc., dated as of December 12, 1996.

   99.c Form of Shareholder Agreement between New Oneok and Western Resources, Inc.




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